Magnolia Oil & Gas Third Quarter 2023 Earnings Presentation November 2, 2023 Christopher Stavros – President & CEO Brian Corales – Senior Vice President & CFO Jim Johnson – Vice President, Finance, IR & Treasurer Exhibit 99.2

Disclaimer 2 FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words could, should, will, may, believe, anticipate, intend, estimate, expect, project, the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are subject to the following factors: (i) the supply and demand for oil, natural gas, NGLs, and other products or service, including the impacts of actions taken by OPEC and other state-controlled oil companies ; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; (v) geopolitical and business conditions in key regions of the world; and (vi) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors, including inflation. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Magnolia’s filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including free cash flow, EBITDAX, adjusted EBITDAX, adjusted cash operating costs and adjusted cash operating margin. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted EBITDAX, adjusted cash operating costs and adjusted cash operating margin are significant components in understanding and assessing a company’s financial performance and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted EBITDAX, adjusted cash operating costs and adjusted cash operating margin may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted EBITDAX, free cash flow, adjusted cash operating costs and adjusted cash operating margin may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 15, adjusted EBITDAX reconciliation is shown on page 16 of the presentation and adjusted cash operating costs and adjusted cash operating margin reconciliations are shown on page 11. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Realized Significant Cost Reductions 3 $460 $505 $430 2022 Actual Spending Original 2023 Guidance Lowered 2023 Guidance • Reduced 2023 Capex 15% compared to original guidance • Cost per foot (D,C&F) at Giddings has declined by ~15% since beginning of 2023 • Provides Magnolia the unique ability to spend less than 2022 capital levels while delivering 8% organic production growth • Continue to deliver a capital efficient operating program and create value on a per share basis (1) Represents midpoint on capital guidance range. 15% Reduction Annual D&C Capital Spending ($MM)1 Cost reduction initiatives implemented in early 2023 delivering strong results

53% 43% 47% 4% 11% 22% 43% 46% 31% 2021 2022 2023E Share Repurchases Dividends Excess Cash Significant and Flexible Return of Free Cash Flow 4 An nu al F re e Ca sh F lo w A llo ca tio n ($ M M )1 Magnolia’s business model delivers consistent free cash flow, strong return of capital through share repurchases and dividends and excess cash flow that provides options and flexibility to improve the per share value Production Growth (MBOE/D) 66 75 82+14% +9% (1) Free Cash Flow is a non-GAAP measure. For a reconciliation of the most comparable GAAP measure see page 15. (2) 2023E free cash flow includes January through September 2023 actuals plus 4Q 2023 consensus free cash flow as of 10/25/2023. Assumes 4Q declared dividend and share repurchases of 1% of shares outstanding during 4Q 2023. 2

Cash Flow Allocation Matches Magnolia’s Business Model 5 Percentage of Operating Cash Flow (1) – Since Inception - 7/31/18 thru 9/30/23 (1) Operating Cash Flow is cash flow from operations before changes in working capital. Drilling & Completions 45% Acquisitions 12% Share Repurchases 23% Cash Build and Dividends 20%

Third Quarter 2023 Key Financial Metrics 6 • 3Q23 total production grew 1% sequentially to 82.7 Mboe/d, with D&C capital of $104 million (44% of adjusted EBITDAX(1)) • Operating income as a percentage of revenue improved from 2Q23 to 47% due to higher product price realizations and lower field operating costs • Increasing full year organic production growth to 8% from strong Giddings well results • Returned $81.1 million(2) to shareholders during 3Q23, inclusive of $56.8 million of share repurchases (2.5 million shares) and $24.3 million of dividends Item 3Q23 3Q22 % Change Total Production (Mboe/d) 82.7 81.5 1% Giddings and Other Production as a % of total 74% 59% 15% Revenue ($ MM) $316 $483 (35%) Adjusted EBITDAX ($ MM) (1) $239 $386 (38%) Net Income ($ MM) $117 $287 (59%) D&C Capex ($ MM) $104 $114 (9%) Free Cash Flow ($ MM) (1) $128 $234 (45%) Cash Balance ($ MM) $618 $690 (10%) Weighted average diluted shares outstanding (MM) (3) 209.1 217.8 (4%) (1) Adjusted EBITDAX and Free Cash Flow are non-GAAP measures. For a reconciliation of the most comparable GAAP measure see pages 16 and 15. (2) Includes $1.2 MM of share repurchases incurred during the third quarter, but settled during the fourth quarter of 2023, and excludes $1.1 MM of share repurchases incurred during the second quarter, but settled during the third quarter of 2023. (3) Weighted average total shares outstanding include diluted weighted average shares of Class A Common Stock outstanding during the period and shares of Class B Common Stock, which are anti- dilutive in the calculation of weighted average number of common shares outstanding.

677 217 13 26 57 73 107 618 0 100 200 300 400 500 600 700 800 900 1,000 Cash 6/30/2023 Cash Flow from Operations Changes in Working Capital and Other Dividends Common Stock Repurchases Acquisitions D&C and Facilities Capital Cash 9/30/2023 (1) (4)(3)(2) (5) 3Q 2023 Cash Flow Reconciliation (In millions) (1) Cash flow from operations before changes in working capital. (2) Comprised of $13 MM of working capital changes including capital accruals. (3) Includes $22 MM of dividends paid to Class A shareholders and $4 MM of distributions to noncontrolling interest holders. (4) Comprised of $57 MM Class A Common Stock under share repurchase program. (5) Includes a $23 MM deposit associated with the acquisition of certain oil and gas producing properties including leasehold and mineral interests in the Giddings area, expected to close in 4Q 2023. 7

Share Repurchase Summary Through 3Q 2023 8 Share Repurchase Summary (Million Shares) • Since the initial repurchase authorization in 3Q19, Magnolia has reduced its dilutive share count by 32.5(1) million shares of Class A common stock as well as 26.9 million shares of Class B common stock, for a total reduction of 59.4 million shares, or approximately 23% of the diluted shares outstanding as of the authorization date. ‒ Repurchased 2.5 million shares during 3Q23. • Magnolia plans to continue to opportunistically repurchase at least 1% of the total shares outstanding each quarter. • There are 11.7 million shares remaining under the current share repurchase authorization. (1) Class A share reduction includes 3.6 million non-compete shares that were paid in cash in lieu of stock in 2021. (1)

Magnolia Oil & Gas – Differentiated Dividend Framework 9 • The quarterly dividend rate of $0.115 per share is a 15% increase from 2022. • Differentiated dividend framework is aligned with the principles of our business model and reinforces our plan and demonstrates the quality of our assets. • Our approach is meant to appeal to long-term investors who seek dividend safety, moderate and regular dividend growth, and a dividend that is paid out of actual earnings. • We intend to use this dividend framework to demonstrate the underlying results of our business in a stable product price environment ($55 oil and $3.50 natural gas), and within our current cost structure. • Our objective is to provide a superior total shareholder return by improving the per share value of the enterprise while providing a secure and growing dividend. Dividend Principles  Secure & Sustainable – Dividend is safe, and supported by our strong balance sheet, prudent spending and consistent free cash flow  Paid out of Earnings – Dividend is paid out of earnings generated by the business, and will not exceed 50% of the prior year’s reported net income  Dividend Growth – We expect each of these regular dividend payments to grow annually based on execution of our plan, which includes moderate production growth and share reduction $0.28/share $0.40/share $0.46/share 2021 2022 2023 43% Increase 15% Increase Note: Dividend of $0.28 per share represents annual run rate relating to 2021 results under initial semi-annual dividend framework.

Magnolia Oil & Gas – Summary Balance Sheets 10 (in thousands) September 30, 2023 December 31, 2022 Cash $618,466 $675,441 Current assets 187,282 175,306 Property, plant and equipment, net 1,682,456 1,533,029 Other assets 164,289 188,809 Total assets $2,652,493 $2,572,585 Current liabilities $303,705 $340,273 Long-term debt, net 392,209 390,383 Other long-term liabilities 109,422 101,738 Total equity 1,847,157 1,740,191 Total liabilities and equity $2,652,493 $2,572,585

$400 $450 2023 2024 2025 2026 3Q 2023 Capital Structure and Liquidity Overview 11 Capital Structure Overview • Maintaining low financial leverage profile ‒ Currently have a net cash position of $218 MM ‒ Net Debt / Q3 annualized adjusted EBITDAX of -0.2x • Current Liquidity of $1.1 billion, including fully undrawn credit facility (1) • No debt maturities until senior unsecured notes mature in 2026 Debt Maturity Schedule ($MM) (1) Liquidity defined as cash plus availability under revolving credit facility. (2) Total Equity includes noncontrolling interest. Capitalization & Liquidity ($MM) Borrowing Base $0 Credit Facility Borrowings (as of 9/30/23) 6.00% Senior Unsecured Notes Capitalization Summary As of 9/30/2023 Cash and Cash Equivalents $618 Revolving Credit Facility $0 6.00% Senior Notes Due 2026 $400 Total Principal Debt Outstanding $400 Total Equity (2) $1,847 Net Debt / Q3 Annualized Adjusted EBITDAX -0.2x Net Debt / Total Book Capitalization -10% Liquidity Summary As of 9/30/2023 Cash and Cash Equivalents $618 Credit Facility Availability $450 Liquidity (1) $1,068

$ / Boe, unless otherwise noted For the Quarter Ended September 30, 2023 For the Quarter Ended September 30, 2022 Revenue $41.52 $64.40 Total Cash Operating Costs: Lease Operating Expenses (1) (4.65) (4.59) Gathering, Transportation & Processing (1.35) (2.57) Taxes Other Than Income (1.95) (3.55) Exploration Expenses (0.67) (0.16) General & Administrative Expenses (2) (2.06) (2.20) Total Adjusted Cash Operating Costs (3) (10.68) (13.07) Adjusted Cash Operating Margin (3) $30.84 $51.33 Margin % 74% 80% Non-Cash Costs: Depreciation, Depletion, and Amortization (10.67) (9.20) Asset Retirement Obligations Accretion (0.12) (0.11) Non-cash stock based compensation (0.56) (0.46) Total non-cash expenses (11.35) (9.77) Operating Income Margin $19.49 $41.56 Margin % 47% 65% Magnolia Oil & Gas – Margin and Cost Structure 12 (1) Lease operating expenses exclude non-cash stock based compensation of $0.5 MM, or $0.07 per boe, and $0.3 MM, or $0.04 per boe, for the quarters ended September 30, 2023 and 2022, respectively. (2) G&A expenses exclude non-cash stock based compensation of $3.7 MM, or $0.49 per boe, and $3.1 MM, or $0.42 per boe, for the quarters ended September 30, 2023 and 2022, respectively. (3) Adjusted cash operating costs and adjusted cash operating margin are non-GAAP measures. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” ∆ $2.39/boe ∆ $22.07/boe ∆ $22.88/boe

Appendix

Magnolia Oil & Gas – Overview • High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple • Significant scale and PDP base generates material free cash flow, reduces development risk, and increases optionality • Asset Overview: – ~22,800 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading break-evens – ~476,000 net acres in Giddings, a re-emerging oil play with significant upside and what we believe to be substantial inventory – Both assets expected to remain self funding and within cash flow 14 ~498,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S. Market Statistics Trading Symbol (NYSE) MGY Share Price as of 10/31/2023 $22.45 Common Shares Outstanding (1) 207 million Market Capitalization $4.6 billion Long-term Debt – Principal $400 million Cash as of 9/30/2023 $618 million Total Enterprise Value $4.4 billion Operating Statistics Karnes Giddings Total Net Acreage as of 9/30/2023 22,785 475,543 498,328 3Q23 Net Production (Mboe/d) 21.5 61.2 82.7 (1) Common Stock outstanding includes Class A and Class B Stock. Karnes Giddings Dewitt Gonzales

Commitment to Sustainability 15 Magnolia’s 2023 Sustainability Report is Available on Our Website Under the Sustainability Tab 1) Gas flared as a percent of total production. 2) Number of work-related injuries and illnesses per 200,000 workhours. 2023 Sustainability Report Highlights Include:  Magnolia record for lowest annual flaring rate1 at 0.11%, a reduction of almost 90% since 2019  Addition of scope 2 emissions reporting; providing further disclosure of the Company’s operations  Continued production of low intensity barrels – 2022 scope 1 intensity of 14.9 metric tons CO2e/Mboe, approximately 10% below 2019 levels  Focused on strengthening local communities through employment opportunities and utilizing local vendors  Commitment to safe operations – low total recordable incident rate and strong HSE training initiatives Flaring Intensity(1) 0.99% 0.69% 0.28% 0.11% 2019 2020 2021 2022 0.57 0.49 2021 2022 Board Diversity and Independence Total Recordable Incident Rate(2) (TRIR) 29% FEMALE 2 of 7 Board members are women. 14% MINORITIES 1 of 7 Board members identifies as a minority. 71% INDEPENDENCE 5 of 7 Board members are independent.

Free Cash Flow Reconciliations 16 (1) Free cash flow is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) For the Quarter Ended September 30, 2023 For the Quarter Ended September 30, 2022 Net cash provided by operating activities $187,310 $410,681 Add back: Changes in operating assets and liabilities 29,419 (49,438) Cash flows from operations before changes in operating assets and liabilities $216,729 $361,243 Additions to oil and natural gas properties (106,668) (116,050) Changes in working capital associated with additions to oil & gas properties 17,735 (11,342) Free cash flow(1) $127,796 $233,851 (in thousands) For the Year Ended December 31, 2022 For the Year Ended December 31, 2021 Net cash provided by operating activities $1,296,687 $788,477 Add back: Changes in operating assets and liabilities (46,039) (9,691) Cash flows from operations before changes in operating assets and liabilities $1,250,648 $778,786 Additions to oil and natural gas properties (465,139) (236,426) Changes in working capital associated with additions to oil & gas properties 37,987 13,568 Free cash flow(1) $823,496 $555,928

Adjusted EBITDAX Reconciliations 17 (1) EBITDAX and Adjusted EBITDAX are non-GAAP measures. For reasons management believes these are useful to Investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) For the Quarter Ended September 30, 2023 For the Quarter Ended September 30, 2022 Net income $117,477 $286,963 Exploration expenses 5,128 1,173 Asset retirement obligations accretion 875 814 Depreciation, depletion and amortization 81,158 68,972 Interest (income) expense, net (1,034) 5,263 Income tax expense 31,211 19,358 EBITDAX (1) $234,815 $382,543 Non-cash stock based compensation expense $4,197 $3,462 Adjusted EBITDAX (1) $239,012 $386,005

Magnolia Oil & Gas – Operating Highlights 18 (1) Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively. For the Quarter Ended September 30, 2023 For the Quarter Ended September 30, 2022 Production: Oil (MBbls) 3,024 3,381 Natural gas (MMcf) 14,406 13,364 Natural gas liquids (MBbls) 2,179 1,892 Total (Mboe) 7,604 7,500 Average daily production: Oil (Bbls/d) 32,867 36,751 Natural gas (Mcf/d) 156,585 145,257 Natural gas liquids (Bbls/d) 23,686 20,568 Total (Boe/d) 82,651 81,529 Revenues (in thousands): Oil revenues $243,588 $317,243 Natural gas revenues 27,069 100,124 Natural gas liquids revenues 45,021 65,596 Total Revenues $315,678 $482,963 Average Sales Price: Oil (per Bbl) $80.56 $93.83 Natural gas (per Mcf) 1.88 7.49 Natural gas liquids (per Bbl) 20.66 34.66 Total (per Boe) $41.52 $64.40 NYMEX WTI (per Bbl) $82.18 $91.64 NYMEX Henry Hub (per MMBtu) $2.54 $8.19 Realization to benchmark: (1) Oil (% of WTI) 98% 102% Natural gas (% of Henry Hub) 74% 91%

Magnolia Oil & Gas – Production Results 19 Combined Karnes Giddings & Other Combined Karnes Giddings & Other For the Quarter Ended September 30, 2023 For the Quarter Ended September 30, 2022 Production: Oil (MBbls) 3,024 1,117 1,907 3,381 1,828 1,553 Natural gas (MMcf) 14,406 2,713 11,693 13,364 3,869 9,495 Natural gas liquids (MBbls) 2,179 408 1,771 1,892 621 1,271 Total (Mboe) 7,604 1,978 5,626 7,500 3,094 4,406 Average Daily Production Volume: Oil (MBbls/d) 32.9 12.1 20.8 36.8 19.9 16.9 Natural gas (MMcf/d) 156.6 29.5 127.1 145.3 42.1 103.2 Natural gas liquids (MBbls/d) 23.7 4.4 19.3 20.6 6.8 13.8 Total (MBoe/d) 82.7 21.5 61.2 81.5 33.6 47.9